UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) May 11, 2022

JUNIPER NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34501	77-0422528
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1133 Innovation Way
Sunnyvale,	California	94089
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (408) 745-2000
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	JNPR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Compensatory Arrangement of Certain Officers; Election of Directors

(d) Election of Directors

On May 11, 2022, the Board of Directors (the “Board”) of Juniper Networks, Inc. (the “Company”) appointed Steven Fernandez, 48, Global Chief Technology Officer of American International Group, Inc., to serve as a member of the Board and also appointed Mr. Fernandez to serve, beginning on July 1, 2022, as a member of the Nominating and Corporate Governance Committee of the Board.

There are no arrangements or understandings between Mr. Fernandez and any other person pursuant to which Mr. Fernandez was appointed to serve on the Board. There are no family relationships between Mr. Fernandez and any other director or executive officer of the Company and there have been no transactions between Mr. Fernandez and the Company in the last fiscal year, and none are currently proposed, that would require disclosure under Item 404(a) of Regulation S-K.

Mr. Fernandez will receive the standard compensation available to the Company’s current non-employee directors, which is discussed in the Company’s Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on March 28, 2022, but on a pro-rated basis for the initial year. In accordance with the Company's customary practice, the Company will also enter into its standard form of indemnification agreement with Mr. Fernandez, which agreement is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, as filed with the SEC on August 10, 2018.

(e) Amendment and Restatement of Juniper Networks, Inc. 2015 Equity Incentive Plan

On May 11, 2022, at the Company's 2022 Annual Meeting of Stockholders (the “Annual Meeting”), the Company’s stockholders approved the amendment and restatement of the Juniper Networks, Inc. 2015 Equity Incentive Plan (the “2015 Plan”) to, among other things, (i) increase the available share reserve of the 2015 Plan by 4,500,000 shares, and (ii) to modify the definition of  “Annual Value” used to determine the value of the RSUs granted to our non-employee directors; (the 2015 Plan, as amended and restated, the “Amended and Restated 2015 Plan”). The Amended and Restated 2015 Plan previously had been approved, subject to stockholder approval, by the Board on February 10, 2022.

A more complete description of the terms of the Amended and Restated 2015 Plan can be found in “Proposal No. 4—Approval of the Amendment and Restatement of the Juniper Networks, Inc. 2015 Equity Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 28, 2022 (the “2022 Proxy Statement”), which description is incorporated by reference herein. The foregoing description and the description incorporated by reference from the 2022 Proxy Statement are qualified in their entirety by reference to the Amended and Restated 2015 Plan, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As part of a broader review of its governance practices, on May 11, 2022, the Board, acting upon the recommendation of the Nominating and Corporate Governance Committee of the Board, amended and restated the Company’s amended and restated bylaws (the “Bylaws”).

The Bylaws, were updated to, among other things: (i) clarify how a stockholder may revoke any proxy that is not irrevocable; (ii) update the advance notice requirements for director nominations and proxy access requirements; (iii) reflect the requirement under Section 231 of the Delaware General Corporation Law to appoint an inspector of elections at a stockholder meeting; (iv) clarify (a) which members of the Company may call a special meeting of the Board and (b) certain notice waivers of such meeting due to exigent circumstances; (v) augment the duties of the chairman of the Board; (vi) change the procedures applicable to, and the scope of, the Company’s ability to provide for indemnification to its directors and officers; (vii) update the Company’s existing forum selection provision to reflect recent changes in Delaware law; (vii) expressly provide for virtual stockholder meetings and electronic notice of stockholder meetings; (viii) clarify voting standards; and (viii) make certain other minor clarifying and conforming changes.

The foregoing summary of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the Company’s stockholders voted upon the following proposals described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 28, 2022: (1) to elect ten directors; (2) to ratify the appointment of Ernst & Young LLP, an independent registered public accounting firm, as auditors for the fiscal year ending December 31, 2022; (3) to hold a non-binding advisory vote on executive compensation; and (4) to approve the amendment and restatement of the Company’s 2015 Equity Incentive Plan.

All nominated directors were elected and the other proposals were approved by the required stockholder vote. The final voting results with respect to each proposal is as set forth below.

(1) Proposal for election of ten directors:

	For	Against	Abstain	Broker Non-Votes
Gary Daichendt	264,306,616	4,161,084	246,330	24,141,841
Anne DelSanto	265,686,384	2,787,551	240,095	24,141,841
Kevin DeNuccio	265,425,443	3,041,907	246,680	24,141,841
James Dolce	264,573,650	3,897,131	243,249	24,141,841
Christine Gorjanc	267,232,508	1,240,014	241,508	24,141,841
Janet Haugen	266,330,544	2,142,622	240,864	24,141,841
Scott Kriens	252,761,845	15,800,634	151,551	24,141,841
Rahul Merchant	267,029,970	1,441,006	243,054	24,141,841
Rami Rahim	267,763,046	812,284	138,700	24,141,841
William Stensrud	243,609,827	24,957,934	146,269	24,141,841

(2) Proposal to ratify Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2022:

For	Against	Abstain
270,345,016	22,360,338	150,517

(3) Proposal to approve a non-binding advisory resolution on executive compensation:

For	Against	Abstain	Broker Non-Votes
238,541,962	29,991,035	181,033	24,141,841

(4) Proposal to approve the amendment and restatement of the Company’s 2015 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
173,653,403	93,676,833	1,383,794	24,141,841

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws*

10.1	Amended and Restated Juniper Networks, Inc. 2015 Equity Incentive Plan*

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

*	Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Juniper Networks, Inc.

May 12, 2022	By:	/s/ Robert Mobassaly
	Name:	Robert Mobassaly
	Title:	Senior Vice President and General Counsel